UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

TESSERA DEFENSE AND HOMELAND SECURITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 New Burton Road, Suite 201, Dover, Delaware 19904

(Address of principal executive offices, including zip code)

(972) 52-437-4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HLSQ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2026, Tessera Defense and Homeland Security Inc. (the “Company”) entered into a Line of Credit Agreement (the “Credit Agreement”) with Mandragola Ltd., a company formed under the laws of the State of Israel (“Mandragola”), pursuant to which Mandragola agreed to make available to the Company and its operating subsidiaries a revolving line of credit in an aggregate principal amount of up to $5,000,000 (the “New Credit Line”). The New Credit Line is in addition to, and does not replace, the $2,000,000 revolving line of credit established under the Line of Credit Agreement between the Company and Mandragola dated May 13, 2026 (the “Credit Line”), which remains in effect. As of the date of this report, no principal amount is outstanding under the Credit Line.

Advances under the New Credit Line may be requested from time to time by the Company or any of its operating subsidiaries on two business days’ written notice, and may be repaid and reborrowed. Each advance is evidenced by a convertible promissory note in the form attached to the Credit Agreement (each, a “Note”). Amounts advanced bear simple interest at an annual rate of 12% and may be prepaid at any time without penalty or premium. Each Note matures on October 5, 2029. Upon an event of default, which is limited to a payment default continuing fifteen business days after written notice and bankruptcy or insolvency events, Mandragola may accelerate all amounts outstanding, and amounts then due bear default interest at the lesser of 15% per annum and the maximum rate permitted by law.

Mandragola or any subsequent holder of a Note may elect at any time to convert all or any portion of the unpaid principal and accrued interest under a Note into shares of the Company’s common stock at a conversion price per share equal to the lower of (i) the lowest closing price of the common stock on the NYSE American during the five trading days immediately preceding delivery of the notice of conversion and (ii) $1.00 (the “Conversion Price”), subject to proportionate adjustment for stock splits, stock dividends, combinations and similar events. The Conversion Price is not subject to any other anti-dilution adjustment. No warrants or other securities were issued to Mandragola in connection with the New Credit Line.

The Notes provide that the aggregate number of shares of common stock issued upon conversion of the Notes, together with any shares issued in any related issuance, may not exceed 19.99% of the Company’s outstanding common stock unless and until the Company obtains stockholder approval in accordance with the rules of the NYSE American LLC (the “Exchange Cap”). The Company has agreed to use commercially reasonable efforts to obtain such stockholder approval if required. No shares of common stock may be issued upon conversion of any Note until the NYSE American has authorized the Company’s supplemental listing application in respect of such shares.

The foregoing descriptions of the Credit Agreement and the form of Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement and the form of Note, copies of which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. As of the date of this report, no advances have been made under the New Credit Line. Advances made under the New Credit Line from time to time will not be separately reported under this Item 2.03 unless required by applicable rules.

Item 3.02 Unregistered Sales of Equity Securities

Between September 29, 2026 and October 2, 2026, the Company issued 2,690,500 restricted shares of common stock to Mandragola, consisting of (i) 200,000 shares (the “Conversion Shares”) issued to Mandragola upon the full conversion of a convertible promissory note issued under the Credit Line and (ii) 2,490,500 shares (the “Warrant Shares”) issued in four tranches upon cashless exercises by Mandragola of portions of the five-year warrant issued (the “DFSL Warrant”) to Mandragola on April 13, 2026 in connection with the Company’s acquisition of a 60% interest in Dr. Frucht Systems Ltd. (“DFSL”).

As previously disclosed, on May 13, 2026, the Company and Mandragola entered into a Line of Credit Agreement establishing a revolving line of credit of up to $2,000,000 (the “Credit Line”) available to the Company or any operating subsidiary. Each advance is evidenced by a convertible promissory note bearing simple annual interest at 12% and convertible into shares of the Company’s common stock at the closing price of the common stock on the trading day immediately preceding delivery of the notice of conversion. The Conversion Shares were issued on September 29, 2026 upon the conversion of $95,020 in principal amount of a note issued under the Credit Line at a conversion price of $0.4751 per share.

Under the terms of the DFSL Warrant, Mandragola or any holder is entitled at any time to exercise the DFSL Warrant on a cashless basis and receive, for each warrant share surrendered, a number of shares of common stock equal to the Black-Scholes value of the warrant share, calculated using the fixed inputs set out in the DFSL Warrant, using the lower of the two closing bid prices of the Company’s common stock in the two trading days preceding the exercise, subject to a floor of $0.01 per share (as adjusted). The DFSL Warrant may not be exercised to the extent that Mandragola, together with its affiliates, would beneficially own more than 9.99% of the Company’s outstanding common stock after the exercise.

The Conversion Shares and the Warrant Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares are “restricted securities” within the meaning of Rule 144 under the Securities Act.

As of October 2, 2026, after giving effect to the issuances described above and to shares sold under the Company’s at-the-market offering program, the Company had 8,920,240 shares of common stock outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of 12% Convertible Promissory Note
10.1	Line of Credit Agreement, dated as of October 5, 2026, between the Company and Mandragola
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSERA DEFENSE AND HOMELAND SECURITY INC.

Date:	October 5, 2026

By:	/s/ Michael Oster
Name:	Michael Oster
Title:	Chief Executive Officer

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